SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2001

                                   ACE LIMITED
             (Exact name of registrant as specified in its charter)

        Cayman Islands           1-11778              98-0091805
(State or other jurisdiction   (Commission    (I.R.S. Employer of Incorporation)
                                File Number)         Identification No.)

               The ACE Building
          ACE Global Headquarters
            17 Woodbourne Avenue
               Hamilton, Bermuda                                HM 08
      (Address of principal executive offices)                 Zip Code)

Registrant's telephone number, including area code: (441) 295-5200

                                Not Applicable
       (Former name or former address, if changed since last report)



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Item 5.  Other Information

         On September 24, 2001, ACE Limited issued a press release in which it disclosed an updated estimate of the impact on its third quarter net operating income, after tax, of the tragic events of September 11, 2001.

         Attached as Exhibit 99.1 is a copy of the press release, dated September 24, 2001.







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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 24, 2001                  ACE LIMITED

                                           By:  Christopher Z. Marshall
                                                -----------------------
                                                Christopher Z. Marshall
                                                Chief Financial Officer







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                                  EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

99.1              Press Release, dated September 24, 2001







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